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                               SECOND AMENDMENT
                           TO AMENDED AND RESTATED
                          REVOLVING CREDIT AGREEMENT


   Second  Amendment  dated as of  February  28,  1996 to Amended  and  Restated
Revolving Credit Agreement (the "Second Amendment"), by and among AVID TECHNOLOGY, INC., a Delaware corporation (the "Borrower"), THE FIRST NATIONAL BANK OF BOSTON and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the "Banks") and THE FIRST NATIONAL BANK OF BOSTON, as agent for the Banks (in such capacity, the "Agent"), amending certain provisions of the Amended and Restated Revolving Credit Agreement dated as of June 30, 1995 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks and the Agent. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

   WHEREAS, the Borrower, the Banks and the Agent have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Second Amendment;

   NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

   Section 1. Amendment to Section 7 of the Credit Agreement. Section 7 of the Credit Agreement is hereby amended as follows:

   (a) Section 7.1 of the Credit Agreement is hereby amended by (i) deleting the word "and" which appears at the end of Section 7.1(m); (ii) deleting the period which appears at the end of Section 7.1(n) and substituting in place thereof a semicolon and the word "and"; and (iii) inserting immediately after the text of
Section 7.1(n) the following: "(o) Indebtedness of the Borrower to General Electric Capital Corporation in respect of obligations to General Electric Capital Corporation in respect of operating lease arrangements, provided the aggregate amount of all such Indebtedness does not exceed, in the aggregate, $855,000 at any time."; and

   (b) Section 7.2 of the Credit is hereby amended by (i) deleting the word "and" which appears at the end of Section 7.2(g); (ii) deleting the period which appears at the end of Section 7.2(h) and substituting in place thereof a semicolon and the word "and"; and (iii) inserting immediately after the text of
Section 7.2(h) the following: "(i) liens to secure operating lease obligations of the type permitted by Section 7.1(o) so long as such liens cover only the property subject to such operating lease."

   Section 2. Conditions to Effectiveness. This Second Amendment shall not become effective until the Agent receives a counterpart of this Second Amendment executed by the Borrower, the Majority Banks and the Agent.

   Section 3. Representations and Warranties. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Section 5 of the Credit Agreement, provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this Second Amendment and the performance by the Borrower of all of their agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of the Borrower and have been duly authorized by all necessary corporate action on the part of the Borrower.

   Section 4. Ratification, Etc. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Second Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

   Section 5. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon.

   Section 6. Counterparts. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

   Section 7.  Governing  Law.  THIS SECOND  AMENDMENT  SHALL BE GOVERNED  BY,
AND  CONSTRUED  IN  ACCORDANCE   WITH,  THE  LAWS  OF  THE   COMMONWEALTH   OF
MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

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   IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as a document under seal as of the date first above written.

                              AVID TECHNOLOGY, INC.



                              By: /S/ C. EDWARD HAZEN
                              Title:  Treasurer


                              THE FIRST NATIONAL BANK OF BOSTON,
                                individually and as Agent



                              By: /S/ TENA C. LINDENAUER
                              Title:  Director


                              NATIONSBANK OF TEXAS, N.A.



                              By:  /S/BRENT W. MELLOW
                              Title:  Vice President


                              BAYBANK



                              By:
                              Title:


                              ABN AMRO BANK N.V. BOSTON BRANCH
                              By:  ABN AMRO North America, Inc., as Agent


                              By: /S/ R.E. JAMES HUNTER
                              Title:  Group Vice President and Director

                              By:  /S/ JAMES E. DAVIS
                              Title:  Vice President and Director